UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2005

METROPCS, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-111470	75-2550006
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer identification Number)

8144 Walnut Hill Lane
Suite 800
Dallas, Texas	75231
(Address of principal executive offices)	(Zip Code)

(214) 265-2550

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into Material Definitive Agreement.

On March 31, 2005, the Board of Directors of MetroPCS, Inc., a Delaware corporation (the “Registrant”), approved the Registrant’s new Non-Employee Director Remuneration Plan (the “Plan”). The Plan provides for the remuneration of non-employee directors of the Registrant and MetroPCS Communications, Inc., a Delaware corporation and the sole parent of the Registrant (“Communications”), in consideration of the services provided by each non-employee director in his or her capacity as a member of the Board of Directors of the Registrant and/or the Board of Directors of Communications. A copy of the Plan is filed as Exhibit 10.1 to this report and is incorporated by reference herein in its entirety. The Plan is effective as of March 1, 2005.

ITEM 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit Number	Description
10.1	Non-Employee Director Remuneration Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METROPCS, INC.

Date: April 6, 2005	By:	/s/ Roger D. Linquist
	Name:	Roger D. Linquist
	Title:	President and Chief Executive Officer